CERTIFICATION EXHIBIT 31.1
I, Ignacio Alvarez, certify that:
1. I have reviewed this annual report on Form 10-K of Popular,

Inc.;
2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a
material fact necessary to make the statements made, in light of the circumstances under which such statements were
made, not misleading with respect to the period covered by this report;
3. Based on my knowledge, the financial statements, and other financial information included in this report, fairly
present in all material respects the financial condition, results of operations and cash flows of the registrant as of,
and for, the periods presented in this report;
4. The

registrant's other

certifying officer

and I

are responsible

for establishing

and maintaining

disclosure controls
and

procedures

(as

defined

in

Exchange

Act

Rules

13a-15(e)

and

15d-15(e))

and

internal

control

over

financial
reporting (as defined in Exchange Act Rules 13a-15(f) and 15d-15(f)) for the

registrant and have:
a)
Designed such

disclosure controls

and procedures,

or caused such

disclosure controls

and procedures

to be
designed under

our supervision,

to ensure

that material

information

relating to

the registrant,

including its
consolidated

subsidiaries,

is

made

known

to

us

by

others

within

those

entities,

particularly

during

the
period in which this report is being prepared;
b)
Designed

such

internal

control

over

financial

reporting,

or

caused

such

internal

control

over

financial
reporting to

be designed under

our supervision,

to provide reasonable

assurance regarding

the reliability

of
financial

reporting

and

the

preparation

of

financial

statements

for

external

purposes

in

accordance

with
generally accepted accounting principles;
c)
Evaluated

the

effectiveness

of

the

registrant's

disclosure

controls

and

procedures

and

presented

in

this
report our conclusions about the effectiveness of

the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and
d)
Disclosed in this report

any change in the

registrant’s

internal control over financial

reporting that occurred
during

the

registrant’s

most

recent

fiscal

quarter

(the

registrant’s

fourth

fiscal

quarter

in

the

case

of

an
annual

report)

that

has

materially

affected,

or

is

reasonably

likely

to

materially

affect,

the

registrant’s
internal control over financial reporting; and
5.

The

registrant's

other

certifying

officer

and

I

have

disclosed,

based

on

our

most

recent

evaluation

of

internal
control

over

financial

reporting,

to

the

registrant's

auditors

and

the

audit

committee

of

the

registrant's

board

of
directors (or persons performing the equivalent functions):
a)
All

significant

deficiencies

and

material

weaknesses

in

the

design

or

operation

of

internal

control

over
financial reporting which

are reasonably likely to

adversely affect the

registrant’s

ability to record, process,
summarize and report financial information; and
b)
Any fraud,

whether or

not material,

that involves

management or

other employees

who have

a significant
role in the registrant's internal controls over financial reporting.
Date:

March 1, 2022
By: /s/ Ignacio Alvarez
Ignacio Alvarez
Chief Executive Officer